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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (No. 333-15805, 333-45026, and 333-62020) of Aware, Inc.
of our report dated February 4, 2003, except for the information described in the last paragraph of Note 6, for which the date is March 3, 2003, relating to the financial statements and financial statement schedule, which appears in this Form 10-K.

PricewaterhouseCoopers LLP


Boston, Massachusetts
March 26, 2003